SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                  FORM 8-K/A

                           CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

              Date of report (Date of earliest event reported)
                               April 10, 1998

                   AMERICA FIRST MORTGAGE INVESTMENTS, INC.
            (Exact Name of Registrant as Specified in its Charter)

                                 MARYLAND
                (State or Other Jurisdiction of Incorporation)

             1-13991                               13-3974868
             (Commission                           (IRS Employer
             File Number)                          Identification No.)

399 Park Avenue, 36th Floor, New York, New York                 10022
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's Telephone Number, Including Area Code (212) 935-8760

Item 2:  Acquisition or Disposition of Assets

     (a) On April 10, 1998, America First Mortgage Investments, Inc., a Maryland corporation (the "Company"), consummated a combination transaction (the "Merger") with America First Participating/Preferred Equity Mortgage Fund Limited Partnership, a Delaware limited partnership ("Prep Fund 1"), America First Prep Fund 2 Limited Partnership, a Delaware limited partnership ("Prep Fund 2"), and America First Prep Fund 2 Pension Series Limited Partnership, a Delaware limited partnership ("Pension Fund," and together with Prep Fund 1 and Prep Fund 2, the "Partnerships"). The Merger was approved by holders of interests in the Partnerships representing a majority in interest of the outstanding interests in each of such Partnerships.

     In connection with the Merger, (i) Prep Fund 1 and Prep Fund 2 merged with and into the Company, (ii) Pension Fund merged with AF Merger, L.P., a Delaware limited partnership subsidiary of the Company, and survived the merger becoming a subsidiary of the Company, (iii) all of the outstanding Exchangeable Units representing assigned limited partnership interests in Prep Fund 1 ("Prep Fund 1 Units") were converted (at the rate of 1.00 share for each Prep Fund 1 Unit) into an aggregate of 5,775,797 shares of common stock, par value $.01 per share (the "Common Stock"), of the Company, (iv) all of the outstanding Beneficial Unit Certificates representing assigned limited partnership interests in Prep Fund 2 ("Prep Fund 2 BUCs") were converted (at the rate of approximately 1.26 shares for each Prep Fund 2 BUC) into an aggregate of 2,012,269 shares of Common Stock and (v) 883,422 of the 905,974 outstanding Beneficial Unit Certificates representing assigned limited partnership interests in Pension Fund ("Pension BUCs") were converted (at the rate of approximately 1.31 shares for each Pension BUC) into an aggregate of 1,153,552 shares of Common Stock. In addition to the foregoing, holders of 22,552 Pension BUCs elected to continue their current investment in Pension Fund by remaining as investors in Pension Fund through the retention of the same security that was originally issued to, or subsequently acquired by, such holders (the "Retention Option").

     Pursuant to the terms of the Merger, the Company will also make a one-time cash payment of $1.06 per share (the "Cash Merger Payment"), which will be paid in four equal quarterly payments during the first year following the Merger, to stockholders entitled to receive distributions; provided, however, any distributions paid to stockholders by the Company out of earnings during this first year will have the effect of reducing the amount of the Cash Merger Payment so that the amount paid to stockholders will still be, in the aggregate, equal to $1.06 per share.

     As a result of the Merger, the Company has become the direct and indirect owner, subject to liabilities, of five fixed-rate mortgage-backed securities collateralized by first mortgage loans on multifamily properties which are guaranteed by the Government National Mortgage Association ("Ginnie Mae"), fixed-rate mortgage-backed securities collateralized by pools of single-family mortgages which are guaranteed by Ginnie Mae or the Federal National Mortgage Association, eight preferred real estate participations representing limited partnership interests in partnerships that own the multifamily properties collateralizing such mortgage-backed securities, all of the equity interest in one limited partnership owning a multifamily property and one participating first mortgage loan on a multifamily property (collectively, the "Assets").

     The shares of Common Stock issued in the Merger were allocated among the Partnerships in proportion to their respective net asset values, which were intended to represent fairly the relative value of the Assets held by the Partnerships. Based on Prep Fund 1's net asset value of $53,169,546, Prep Fund 2's net asset value of $18,533,307 and Pension Fund's net asset value of $10,896,068, an aggregate of 5,775,797 shares of Common Stock had been allocated in the Merger to Prep Fund 1, 2,012,336 shares of Common Stock had been allocated in the Merger to Prep Fund 2 and a maximum of 1,183,373 shares of Common Stock had been allocated in the Merger to Pension Fund. The number of shares of Common Stock issued in the Merger to each holder of interests in the Partnerships was rounded to the nearest whole share and, in lieu of issuing fractional shares, the Company made cash payments to such holders equal in amount to the fair market value of such fractional shares. In addition, to the extent that holders of Pension BUCs elected the Retention Option in lieu of receiving shares of Common Stock in the Merger, the aggregate number of shares of Common Stock issued to Pension Fund in the Merger was reduced by the number of shares of Common Stock that would have been issued in exchange for such retained Pension BUCs. In connection with the organization of the Company and pursuant to the merger agreement among the parties, the general partners of the Partnerships (the "General Partners") were issued 90,621 shares of Common Stock and were not issued any additional shares as a result of the Merger.

     Stewart Zimmerman, President and Chief Executive Officer of the Company, William S. Gorin, Executive Vice President of the Company, and Ronald A. Freydberg, Senior Vice President of the Company, were, until the consummation of the Merger, employed by America First Companies, L.L.C., the entity which controlled the General Partners ("America First"). Michael B. Yanney, the Chairman of the Board of Directors of the Company, is currently Chairman of the Board of Directors and Chief Executive Officer of America First. Gary Thompson, Chief Financial Officer of the Company, is currently a Vice President of America First. George Krauss, a director of the Company, is currently a director of America First. All of the foregoing individuals are currently employed by, or affiliated with, America First Mortgage Advisory Corporation, a corporation which is majority-owned by America First and manages the day-to-day activities of, and provides other related services to, the Company.

     (b) The multifamily property which is indirectly wholly-owned by the Company through is ownership of all of the equity interest in the one limited partnership owning such property is Morrowood Townhouses in Morrow, Georgia. The Company intends to continue to have the property operate as a multifamily residence.

Item 7:  Financial Statements, Pro Forma Financial Information and Exhibits

     (a) Financial Statements:

         Audited Financial Statements of Prep Fund 1 as of December 31, 1997 and 1996 and for the years ended December 31, 1997, 1996 and 1995 are incorporated by reference herein from Prep Fund 1's Annual Report on Form 10-K for the Year ended December 31, 1997 (File No. 0-15854)).

         Audited Financial Statements of Prep Fund 2 as of December 31, 1997 and 1996 and for the years ended December 31, 1997, 1996 and 1995 are incorporated by reference herein from Prep Fund 2's Annual Report on Form 10-K for the Year ended December 31, 1997 (File No. 1-10022)).

         Audited Financial Statements of Pension Fund as of December 31, 1997 and 1996 and for the years ended December 31, 1997, 1996 and 1995 are incorporated by reference herein from Pension Fund's Annual Report on Form 10-K for the Year ended December 31, 1997 (File No. 0-17582)).

     (b) Pro Forma Financial Information:

         Pro forma balance sheet of the Company as of December 31, 1997

         Pro forma income statement of the Company for the year ended December 31, 1997

     (c) Exhibits:

          3.1 Amended and Restated Articles of Incorporation of the Company (incorporated herein by reference from Form 8-K dated April 10, 1998, filed by the Registrant pursuant to the Securities Exchange Act of 1934 (Commission File No. 1-13991)).
          3.2 Amended and Restated Bylaws of the Company (incorporated herein by reference from Form 8-K dated April 10, 1998, filed by the Registrant pursuant to the Securities Exchange Act of 1934 (Commission File No. 1-13991)).
         10.1 Advisor Agreement, dated April 9, 1998, by and between the Company and the Advisor (incorporated herein by reference from Form 8-K dated April 10, 1998, filed by the Registrant pursuant to the Securities Exchange Act of 1934 (Commission File No. 1-13991)).
         10.2 1997 Stock Option Plan of the Company (incorporated herein by reference from Form 8-K dated April 10, 1998, filed by the Registrant pursuant to the Securities Exchange Act of 1934 (Commission File No. 1-13991)).
         99.1 Pro forma balance sheet of the Company as of December 31, 1997 and pro forma income statement for the year ended December 31, 1997

                                  Exhibit 99.1

         The pro forma financial statements have been prepared assuming 100% participation in the merger by all three Partnerships. (Although approximately 97% of the Unitholders of Pension Fund approved the Merger (less than 3% elected the Retention Option), the pro forma financial statements assume 100% participation as the minority interest by those Unitholders electing the Retention Option is
         relatively insignificant.   However, in future Form 10-Q and Form
         10-K filings, the minority interest will be reflected.)

         The pro forma balance sheet of the Company has been prepared as if the Merger was consummated on December 31, 1997. The pro forma statement of income of the Company for the year ended December 31, 1997, assumes that the Merger was consummated on January 1, 1997. Since the Merger will be accounted for using the purchase method of accounting, the pro forma financial statements have been prepared using this method. Under the purchase method, Prep Fund 1 will be deemed to be the acquirer of the other Partnerships because its Unitholders will be allocated the largest number of shares of Common Stock. As the surviving entity for accounting purposes, Prep Fund 1's assets and liabilities will be recorded by the Company at their historical cost, with the assets and liabilities of the other Partnership(s) recorded at their estimated fair values.

         The pro forma financial statements are based upon available information and upon certain assumptions, as set forth in the notes to pro forma statements, that the General Partners believe are reasonable in the circumstances. The pro forma financial statements do not give effect to the anticipated realignment of the investment portfolio or the implementation of the Company's business plan. Thus, these pro forma financial statements do not purport to represent what the Company's financial position or results of operations would actually have been if the Merger in fact had occurred on such date or at the beginning of such period or the Company's financial position or results of operations for any future date or period.

AMERICA FIRST MORTGAGE INVESTMENTS, INC.
PRO FORMA BALANCE SHEET
as of December 31, 1997
(unaudited)

                                                            								                                      Assuming
                                                           						                                   Maximum Participation
                                                                                              ---------------------------------
                                           Prep Fund 1       Prep Fund 2      Pension Fund         Pro Forma         Pro Forma
		                                         (Historical)	     (Historical)	     (Historical)	     Adjustments		        Combined
                                        ---------------   ---------------   ---------------   ---------------   ---------------
Assets
 Cash and temporary cash
  investments, at cost which
  approximates market value	            $   10,521,493    $    2,277,552    $    2,577,493    $   (1,094,711) H $   14,281,827
	Investment in mortgage-backed
  securities                                33,506,388 	      13,904,717         7,359,399  	       (263,524) A     55,044,339
                                                                                                     658,816  B
                                                                                                    (121,457) C
	Investment in and advances to
  preferred equity participations
  (PEPs), net of valuation allowance        1,495,923 	              	 	     	                       109,259  A 	    1,646,620
                                                                                                      41,438  C
	Investment in real estate	                 3,973,776 	    			                         	     			                     3,973,776
	Investment in participating loans,
  net of	valuation allowance	                 860,000 	   	 		                         	    	 		                       860,000
	Interest receivable	                         272,264 	           90,684 			        55,977 	                           418,925
	Investment evaluation fees, net	             564,404 	   		 	                         	 			                           564,404
	Other assets	                              3,245,745 	           38,971 	    	     32,016 	         (37,013)	A    	 8,837,226
                                                                                                   3,386,686  A
                                                                                                     (31,530) C
	 		                                                          	        	   		                      1,529,397  C
                                                                                                     672,954  H
                                        ---------------   ---------------   ---------------   ---------------   ---------------
                                        $   54,439,993    $   16,311,924 	 	$   10,024,885    $    4,850,315 		 $   85,627,117
     										                         ===============   ===============   ===============   ===============   ===============
Liabilities and Partners' Capital
	Liabilities
  Accounts payable	                     $      876,098 	  $      279,666 	 	$      142,959 	                    $    1,298,723
  Distributions payable	                       511,069 	         172,077 			  	     97,003 			                         780,149
  Mortgage notes payable	                    6,800,000 	   			                         	   			                       6,800,000
				   	 			   	   	                    ---------------   ---------------   ---------------   ---------------   ---------------
                                          		 8,187,167 	         451,743 	         239,962 	            -   		       8,878,872
                                        ---------------   ---------------   ---------------   ---------------   ---------------
	Stockholders' Equity
  General Partner	                                 100 	             100 	   	         100 	            (300) D    	      -
  Unit Holders	                             45,682,774 	      15,901,425 	   	   9,772,081 	       3,154,064 	A	          -
                                                                                                   1,430,590  C
				                                                                   			                       (75,940,934)	D

	Net unrealized holding
  gains (losses)	                              569,952 	         (41,344)	          12,742   	        41,344 	A 	    1,228,768
                                                                                                     658,816  B
                                                                                                     (12,742) C

	Stockholders' equity			                                                            		            75,941,234  D	    75,519,477
                                                          				         	   		                       (421,757) H
                                        ---------------   ---------------   ---------------   ---------------   ---------------
		                                          46,252,826 	      15,860,181 	    	  9,784,923 	       4,850,315 	      76,748,245
										                              ---------------   ---------------   ---------------   ---------------   ---------------
     		                                 $   54,439,993    $   16,311,924    $   10,024,885 	  $    4,850,315 		 $   85,627,117
                                        ===============   ===============   ===============   ===============   ===============

See accompanying Notes to Pro Forma Financial Statements

AMERICA FIRST MORTGAGE INVESTMENTS, INC.
PRO FORMA STATEMENT OF INCOME
For the Year Ended December 31, 1997
(unaudited)

                                                            				                   				                    Assuming
                                                           		 		                 				               Maximum Participation
                                                                                              ---------------------------------
                                           Prep Fund 1       Prep Fund 2      Pension Fund         Pro Forma         Pro Forma
		                                         (Historical)	     (Historical)	   	 (Historical)	     Adjustments		        Combined
                                        ---------------   ---------------   ---------------   ---------------   ---------------
Income
	Mortgage and mortgage-backed
	 securities income	                    $    2,654,975 	  $    1,010,651 	 	$      560,584 	   	   	            $    4,226,210
	Equity in earnings of property
  partnerships	                                415,117 	         138,815 			        59,852 			                         613,784
	Rental income	                              2,290,589 		                              	   			                       2,290,589
	Interest income on
  participating loans	                         191,465 	   			                         	   			                         191,465
	Interest income on temporary
  cash investments	and U.S.
  government securities	                       569,624 	         126,328 			  	    138,649 			                         834,601
                                        ---------------   ---------------   ---------------   ---------------   ---------------
        		                                   6,121,770 	       1,275,794 	         759,085 	            -      		    8,156,649
                                        ---------------   ---------------   ---------------   ---------------   ---------------
Expenses
	General and administrative
  expenses	                                  1,405,514 	         755,784 	    	    369,132 	      (1,497,544) E    	 2,438,056
				                                                                   			                           (18,909) F
				                                                                   			                           418,000	 G
				                                                                   			                           161,848 	I
                                                                                                     844,231  J

	Real estate operating expenses	             1,260,753 	   			                                 	   			               1,260,753
	Depreciation	                                 274,140 	   			                                 	   			                 274,140
	Interest expense	                             755,696 	   			                                 	   			                 755,696
                                        ---------------   ---------------   ---------------   ---------------   ---------------
        		                                   3,696,103 	         755,784 	         369,132 	         (92,374)		      4,728,645
                                        ---------------   ---------------   ---------------   ---------------   ---------------
Net income		                            $    2,425,667 	  $      520,010 	  $      389,953 	  $       92,374 		 $    3,428,004
                                        ===============   ===============   ===============   ===============   ===============
Net income per share						                                                 	                                    $         0.38
Weighted average number of
 shares outstanding during the period						                                   				                                   9,062,128

See accompanying Notes to Pro Forma Financial Statements

AMERICA FIRST MORTGAGE INVESTMENTS, INC.
NOTES TO PRO FORMA FINANCIAL STATEMENTS
(unaudited)


A	The historical balance sheet of Prep Fund 2 has been adjusted to reflect the impact of applying the purchase method of accounting to this transaction.
  The net assets of Prep Fund 2 are being adjusted to their estimated fair value of $19,055,589.  Estimated fair value is based on the market value of
  Prep Fund 1's units since Prep Fund 1 is deemed to be the acquirer for accounting purposes.  The fair value of the tangible assets and liabilities is equal to: (i) the amount the Partnership would receive under the terms of the preferred real estate participations if the underlying properties were sold for an amount equal to the net realizable value; (ii) the market value of the mortgage-backed securities based on quoted market prices; (iii) any undistributed cash  and other assets; less (iv) any outstanding liabilities owed by the Partnership.  The net realizable value of the underlying properties is determined by management based on the discounted estimated future cash flows from the properties, including estimated sales proceeds.
  The calculation of discounted estimated future cash flows includes certain variables such as the assumed inflation rate for rents and expenses, capitalization rates and discount rates.  These variables are supplied to management by an independent real estate appraisal firm based upon local market conditions for each property.

  The effect of purchase accounting on the balance sheet results in the following adjustments: (i) the investment in mortgage-backed securities and the investments in and advances to PREPs, net of valuation allowance, have been adjusted to fair value as described above; (ii) intangible items included in other assets have been eliminated as these items were assigned no value; (iii) the net unrealized holding losses on mortgage-backed securities has been eliminated because the mortgage-backed securities fair values become their cost basis; (iv) goodwill has been recorded based on the equivalent market value of Prep Fund 1 units; and (v) the net effect of those changes to the assets and liabilities has been applied to the partners' capital account.

B	The historical balance sheet of Prep Fund 1 has been adjusted to reflect all of the mortgage-backed securities as available-for-sale since the Company intends to replace a substantial portion of the Partnerships' current portfolio.  As a result, the mortgage-backed securities have been adjusted to market value based on quoted market prices and the net unrealized holding gain on mortgage-backed securities has been reflected as a component of stockholders' equity.

C	The historical balance sheet of Pension Fund has been adjusted to reflect the impact of applying the purchase method of accounting to this transaction.  The net assets of Pension Fund are being adjusted to their
  estimated fair value of $11,202,771.   Estimated fair value is based on the
  market value of Prep Fund 1's units since Prep Fund 1 is deemed to be the acquirer for accounting purposes. The fair value of the tangible assets and liabilities is equal to: (i) the amount the Partnership would receive under the terms of the preferred real estate participations if the underlying properties were sold for an amount equal to the net realizable value; (ii) the market value of the mortgage-backed securities based on quoted market prices; (iii) any undistributed cash and other assets; less (iv) any outstanding liabilities owed by the Partnership. The net realizable value of the underlying properties is determined by management based on the discounted estimated future cash flows from the properties, including estimated sales proceeds. The calculation of discounted estimated future cash flows includes certain variables such as the assumed inflation rate for rents and expenses, capitalization rates and discount rates. These variables are supplied to management by an independent real estate appraisal firm based upon local market conditions for each property.

  The effect of purchase accounting on the balance sheet results in the following adjustments: (i) the investment in mortgage-backed securities and the investments in and advances to PREPs, net of valuation allowance, have been adjusted to fair value as described above; (ii) intangible items included in other assets have been eliminated as these items were assigned no value; (iii) the net unrealized holding losses on mortgage-backed securities has been eliminated because the mortgage-backed securities fair values become their cost basis; (iv) goodwill has been recorded based on the equivalent market value of Prep Fund 1 units; and (v) the net effect of those changes to the assets and liabilities has been applied to the partners' capital account.

D	Represents reclassification of the existing general partners' and unit holders' capital to stockholders' equity.

E	Under the terms of the Advisory Agreement, the Advisor is responsible for compensation of the Company's officers and other personnel whereas, pursuant to the terms of each Partnership's partnership agreement, compensation costs and administrative fees were allocated to the respective Partnership. As such, general and administrative expenses have been adjusted to reflect the elimination of compensation costs that will be paid by the Advisor and the elimination of administrative fees. The Advisor will receive a management fee as described in footnote J.

F	Represents the elimination of historical amortization of GNMA acquisition costs for Prep Fund 2 and Pension Fund as these items were assigned no value in adjusting to fair value in applying the purchase method of accounting.

G	Represents additional incremental costs expected to be incurred in conjunction with operating the Company. These incremental costs consist of: (i) board of directors fees and expenses of $70,000 as the Company will have its own board of directors; (ii) liability insurance of $67,000 for the Company's directors and officers; (iii) legal fees of $89,000 associated with operating the Company as a REIT; (iv) rent expense of $100,000 for the Company's office space; (v) membership costs of $25,000 related to the New York Stock Exchange; (vi) maintenance costs of $40,000 associated with upgrading the Company's systems; (vii) printing costs of $9,000 associated with communications to investors; and (viii) bank servicing fees of $18,000 associated with increased transaction volume.

H	Represents the following adjustments to record remaining transaction costs expected to be incurred: (i) a decrease in cash for anticipated transaction costs remaining to be incurred of $1,094,711 ($2,419,802 less $1,325,091);
  (ii) goodwill resulting from Prep Fund 1's proportionate share of the transaction costs; and (iii) a reduction to stockholders' equity for Prep
  Fund 2's (and Pension's assuming full participation) proportionate share of
  the transaction costs.   Prep Fund 2's and Pension Fund's proportionate
  share of the transaction costs have been excluded from the pro forma statements of operations.

I	Represents the amortization of goodwill using the straight line method over a period of 40 years.  The amortization expense is included in general and administrative expenses.

J	Represents the base management fee payable to the Advisor pursuant to the terms of the Advisory Agreement. The base management fee is 1.1% of the first $300 million of the stockholders' equity plus .8% of the portion of the stockholders' equity of the Company above $300 million. The Advisor was not entitled to an incentive fee for the period presented in the pro forma financial statements. Expenses incurred by the Advisor and reimbursed by the Company are included in pro forma general and administrative expenses, or in certain circumstances may be capitalized by the Company. Reimbursable costs included in the Company's general and administrative expenses or capitalized that are not part of the base management fee include all of the Company's general and administrative expenses, except for amortization, and capitalized costs include such items as transaction costs incurred in connection with the merger. Reimbursable costs included in the Company's general and administrative expenses or capitalized that are not part of the base management fee amounted to $2,293,839 (of which $1,408,940 is included in general and administrative expenses and $884,899 has been capitalized) for the year ended December 31, 1997. These costs include, but are not limited to, board of directors fees and expenses, supplies, mailing expense, telephone expense, insurance, travel and meals, printing, legal, accounting, rent, systems, transfer agent expenses and transaction costs incurred in connection with the Merger.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  June 17, 1998               AMERICA FIRST MORTGAGE INVESTMENTS, INC.




                                    By:  /s/ Stewart Zimmerman
                                         Stewart Zimmerman
                                         President and Chief Executive Officer